Exhibit 99.2

Neonode Inc. Second Quarter 2021 Presentation Dr. Urban Forssell, CEO Mr. Fredrik Nihlén, CFO Mr. David Brunton, Head of Investor Relations August 11, 2021

2 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Disclaimer This presentation contains oral and written statements of Neonode Inc. (“Neonode” or the “Company”) and its management and ma y contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, potential financial performance or future events. These may also i ncl ude statements about market and sales growth, financial results, use of free cash flow, product development and introduction, reg ula tory matters and sales efforts. They are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by t hes e forward-looking statements. These uncertainties and risks include, but are not limited to, those outlined in filings of the C omp any with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Yo u are advised to carefully consider these various risks, uncertainties and other factors. Forward-looking statements are made a s o f today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believe s such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

3 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Introduction

4 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Team On This Call Dr. Urban Forssell CEO Mr. David Brunton Head of IR Mr. Fredrik Nihlén CFO

5 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Fredrik Nihlén Previous Positions: Finance Director Nordics Group CFO Head of Finance Finance need to be a true business partner Transform data to information driven decisions Always strive be more effective and develop

6 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Summary and Highlights • We continue to execute on our strategies and build our business pipeline • The COVID - 19 pandemic still negatively impacts our business, but despite this we continue our growth journey • Sales revenues during the second quarter increased by 127% compared to the same period last year • The demand for our contactless touch solutions and our Touch Sensor Modules continues to increase ; Asia is leading the way , but we are also starting to see an increasing interest from customers in Europe and North America • Our license revenues have recovered well after the dip we saw during the second quarter 2020

7 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 2Q 2021 Financials Update

8 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 2Q 2021 Financial Update – Revenues 0 200 400 600 800 1,000 1,200 AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Thousands Revenues by Revenue Stream and Region License fees Sensor modules Non-recurring engineering REVENUE TOTAL $1.7 million 127% YoY REVENUE SENSOR MODULES $345 thousand 439% YoY

9 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 2Q 2021 Financial Update – Operating Expenses -4,000 -3,500 -3,000 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Thousands Operating Expenses OPERATING EXPENSES $3.3 million 38% YoY

10 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 2Q 2021 Financial Update – Gross Profit/Margin 0% 20% 40% 60% 80% 100% 120% 0 500 1,000 1,500 2,000 2,500 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Thousands Gross Profit/Margin Total Gross Profit Gross Margin GROSS MARGIN TOTAL 87% 3pp YoY GROSS MARGIN PRODUCTS 39% 15pp QoQ -150% -100% -50% 0% 50% 100% 150% (200) (150) (100) (50) - 50 100 150 200 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Thousands Gross Profit/Margin Products Gross Profit Gross Margin

11 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 2Q 2021 Financial Update – Cash NET CASH BURN OPERATING ACTIVITES $1.4 million 29% QoQ CASH AND ACCOUNTS RECEIVABLES $7.8 million $4.4 million H1 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Thousands Net cash used in operating activities

12 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Strategy and Business Update

13 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 VISION: To transform the way humans interact with machines

14 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Application Areas and Market Focus TOUCH OBJECT DETECTION CONTACTLESS TOUCH GUESTURE CONTROL SCENE ANALYSIS ELEVATORS INTERACTIVE KIOSKS MEDICAL MILITARY & AVIONICS INDUSTRIAL AUTOMATION DIGITAL SIGNAGE AUTOMOTIVE CONSUMER ELECTRONICS Mission: We create innovative technology that enhances the human experience MAIN FOCUS AREA

15 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Contactless, but “touch - like”, interaction with displays, keypads, buttons and holographic images. With our Touch Sensor Modules natural, easy - to - use contactless touch features can be created in a simple and cost - effective way. What Is Contactless Touch? Display or keypad

16 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Why Contactless Touch? The average self - check kiosk in an airport contains around 253,857 colony - forming units (CFU) Much of the bacteria found on surfaces in public areas originates from people’s intestines, gut, nose, mouth, throat and feces as a result of poor hand hygiene Source: insuranceQuotes Source: SC Johnson Professional

17 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Why Neonode? Solution Neonode Contactless Touch IR T ouch F rame Projected Capacitive Camera s Interaction via M obile P hone Voice Control Foot P edals Overall look and feel 9 8 9 8 8 8 8 Total cost of owner - ship* $ $$ $ $$$ $ $ $$$ User experience - - - Interaction time Fast Fast Fast Fast Slow Medium Slow Ease of retrofit 9 9 8 9 9 9 8 Feature * Cost represents total cost of ownership, not just hardware and software cost

18 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Elevators Neonode Touch Sensor Modules help to create a safer environment for health care providers and patients in Canada • Leading supplier of elevator fixtures and elevator car interiors, MAD Elevators, creates the PHANTOM Touchless Sensor using Neonode technology. Roll out of the sensors has begun. • PHANTOM Touchless Sensors installed in elevators in 101 Queensway West, Toronto (building serves as a hub of activity ranging from pediatrics to physiotherapy to dentistry and more) to create a touchless experiences for passengers With the help of our partners at Neonode, we’ve been able to offer a simple solution that has significant benefit without significant cost Steve Reich - Rohrwig, CEO at MAD Elevator.

19 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Airport Self - Service Kiosks Neonode Touch Sensor Modules selected for contactless kiosk trials by global airport solution provider in Japan • Japan Aerospace Corporation, a Neonode value - added reseller, was selected by a major airport solution provider for contactless self check - in kiosk trials at Narita Airport featuring Neonode contactless touch technology • This contactless retrofit solution, called Air Click, has been installed on several kiosks at the departure lounge at Narita Airport Terminal • Travellers who wish to do so can still touch the kiosk displays, making traveller adoption seamless • The field test will run for several months • The kiosks are owned and operated by the solution provider and several SkyTeam airlines, including Air France, KLM, and Korean Air, are joining the field test

20 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Quick Service Restaurant Self - Ordering Kiosks Neonode contactless touch solution for self - service kiosks trialed in Europe for a global burger chain • Neonode Touch Sensor Modules selected over camera - based solutions to avoid implications with GDPR in Europe • Retrofit solution installed on existing self - service solution took less than 30 minutes per kiosk • Time to order is just as fast after the introduction of the new touchless technology • Consumers who wish to do so can still touch the kiosk displays, making customer adoption seamless • Preliminary results suggest that the total purchase value is noticeably higher from contactless kiosks compared to orders placed via traditional touch solutions

21 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Self - Checkout Kiosks In Retail NEC award Neonode with Letter of Appreciation • NEC chose Neonode Touch Sensor Modules for use in self - checkout terminals • NEC award Neonode with letter of appreciation for our efforts and co - operation towards their business development activity.

22 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Neonode technology combined with AI in proof of concept for smart kiosks • The smart kiosk concept developed by MiTAC combines contactless touch and artificial intelligence • Seamless integration with facial recognition, contactless touch, and data driven recommendations based on customer preferences • Integration of Neonode TSM for larger 32” displays Smart AI Kiosks We strongly believe contactless touch is the future of kiosk interaction and thanks to Neonode’s very capable TSM we have been able to develop a high - performing yet economical solution. We are excited to start offering this solution, combining artificial intelligence and contactless touch, to our global customer base. Steven Wen, GM of MiTAC Client Business Unit

23 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Our Values

24 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Operational Excellence Engineering Sales Marketing Operations People : • Retaining and recruiting talent • Establishing an efficient organization • Training and up skilling Process: • Formal processes • Informal ways - of - working Product: • Product offerings • Configuration tools • Application development • Technical support

25 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Large OEMs Broad market customers ; small tech companies , engineering firms etc . Mid size OEMs, system integrators , engineering firms , and maintenance companies Large , often multi - national, corporations with v olume potential >100k per year . Mid - size corporations , often with regional or national focii , with volume potential 10k - 100k per year . Small, local tech companies , engineering firms etc. with limited vo lume potential < 10k per year . Go - To - Market Strategy

26 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Sales Cycle and Market Potential Retrofits New Installs R&D Highest volume End - user decision makers Shortest sales cycle Partner solutions Sales Cycle OEM decision maker Medium sales cycle Engineering resources Longest sales cycle Solution Dynamics Target Customers Integrators Tech companies (OEMs) Integrators OEMs OEMs Volume Potential

27 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Summarizing Remarks Σ

28 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Summarizing Remarks • We see a high and increasing demand for our contactless touch solutions and our Touch Sensor Modules • Our main focus continues to be » Elevators » Interactive Kiosks • We are well positioned to accelerate growth and capitalize on current and future opportunities and continue to invest in our human resources , product development , marketing, and sales

29 NASDAQ: NEON www.neonode.com Copyright Neonode © 2001 - 2021 Q&A with Company Analysts ?

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